(GRIZZLY SHORT FUND LOGO)

                                 Annual Report
                               September 30, 2001

DEAR FELLOW SHAREHOLDERS:

  If you don't understand how short selling works, you don't belong in this fund. It is also important to understand the Fund endeavors to be approximately 100% short individual stocks, REGARDLESS OF WHAT OUR OWN STOCK MARKET OPINION MIGHT BE. In periods when the U.S. stock market is strong, expect to lose money owning this fund.

  The short portfolio of stocks is carefully selected. This is not a short index fund, WE DO NOT amplify market movements and gains or losses via options, futures contracts or leverage, as other "short" funds may do. Per a rigorous set of quantitative, fundamental and technical disciplines, we initially select fifty stocks that rate "most vulnerable." Short positions equal to about 2% of fund assets are established in each of the fifty stocks.

  On a daily basis, each position is closely monitored and adjusted per a rigid set of disciplines. THESE ARE AT LEAST AS IMPORTANT AS THE SELECTION DISCIPLINES. An individual short position is typically held from nine to thirteen weeks, although some could be held a year or more.

HOW TO USE THE GRIZZLY SHORT FUND

     o HEDGING: The fund is appropriate for investors concerned about stock market risk, fearing a decline in the value of their existing portfolios. The fund can be employed as an off-setting hedge, anticipating the value of the Grizzly Short Fund may rise while the value of the investor's existing long portfolio declines.

     o REDUCING TAX LIABILITY: An alternative for investors attempting to reduce stock market risk, but are reluctant to do so by selling existing holdings with large gains thereby triggering a taxable event.

     o TRADING AND SPECULATING: The Grizzly Short Fund can be a simple, easily employed vehicle for those who expect the stock market to go down and want to profit from it.

     o LONG/SHORT: Sophisticated investors may realize a positive return with reduced risk by balancing their long positions against the short positions in the Grizzly Short Fund.

        ...Pairing the Grizzly Short Fund with Leuthold Select Industries Fund or another aggressive fund is a simple way to accomplish the same result.

GRIZZLY SHORT FUND PERFORMANCE

  The Grizzly Short Fund is only 15 months old, but we have been managing short portfolios with much the same disciplines for almost a decade. OVER THE LAST 12-MONTHS (THROUGH 9/30/01), THE GRIZZLY SHORT FUND HAS DELIVERED A 67.79% TOTAL RETURN GAIN, compared to a 26.60% loss in the S&P 500; a 21.09% loss in the Russell 2000; and a NASDAQ decline of 59.08%.

  During the third quarter of 2001, the Grizzly Short Fund gained 34.82%, and is up 50.04% and 62.88%, respectively, for the year to date and since inception (6/19/00). This compares to total return losses in the S&P 500 of -14.67% in Q3; -20.38% YTD; and a decline of -23.30% since June 19, 2000. The NASDAQ has also recorded losses to the tune of: -30.59% (Q3); -39.20% YTD; and -53.91% since 6/19/00.

  This fund opened for investment on June 19, 2000 -- near the onset of a declining stock market period. However, Leuthold Weeden Capital Management, the fund's advisor, has been managing 100% short portfolios since June 1, 1992, which was (until the year 2000), for the most part, an extended period of strong stock market performance. During rising markets, expect the Grizzly Short Fund
                          ---------------------
to lose money with the hope of going down less than the gains in standard stock
                               ---------------
market benchmarks.

     o SEE THE YEAR-BY-YEAR RECORD OF THIS SHORT STRATEGY'S PERFORMANCE THROUGH RISING MARKET ENVIRONMENTS IN THE GRIZZLY SHORT FUND'S PROSPECTUS. KEEP IN MIND, THE STOCK MARKET OVER THE LONG TERM GOES UP MORE OFTEN THAN IT DECLINES.

  Your support over the last 12-months has helped push net assets to almost $20 million as of 9/30/01, up from just $2.3 million a year ago. We very much appreciate your support through a period of uncertain and volatile market conditions. We endeavor to continue expanding the accessibility of the Grizzly Short Fund, and hope you may continue finding opportunities to implement this strategy in varying degrees throughout changing market conditions, be it hedging, trading, or as part of a market neutral strategy.

Sincerely,

/s/Steve Leuthold                      /s/Chuck Zender

Steve Leuthold                         Chuck Zender
Co-Portfolio Manager                   Co-Portfolio Manager

METHODOLOGY

  Stocks are currently chosen from a universe of U.S. traded common stocks that have market capitalizations in excess of $1 billion, and average daily trading of $6 million or more.

  The Grizzly Short Fund uses a disciplined, unemotional and quantitative analytical approach to select its short positions. Developed by The Leuthold Group, this is called "THE VULNERABILITY INDEX." This work is designed to identify stocks that are most likely to decline in price, or underperform the market.

  In addition to the assessment of a stock's Vulnerability Index rating, each stock currently held in the Grizzly Short Fund is monitored on a continual basis and may be increased, decreased, or eliminated based on a rigid set of disciplines.

     o The Grizzly Short Fund has broadened its availability, now being offered on a no-load basis through a range of broker-dealers, including: TD Waterhouse, Pershing/CSFB Direct, Sungard/Expeditor, US Clearing, Fidelity, DATAlynx, StrongOne, Ameritrade, Vanguard,
        T. Rowe Price, and E*Trade.

                      FOR PERIODS ENDED SEPTEMBER 30, 2001

                                                                AVERAGE ANNUAL
                                                                RATE OF RETURN
                                                                --------------
                           3 MONTH      6 MONTH      1 YEAR     SINCE INCEPTION
                           -------      -------      ------     ---------------
   Grizzly Short Fund       34.82%      21.44%       67.79%          62.71%
   Russell 2000 Index      -20.79%      -9.47%      -21.21%         -16.80%
   S&P 500 Index           -14.69%      -9.69%      -26.63%         -23.30%

                 A $10,000 INVESTMENT IN THE GRIZZLY SHORT FUND

    Date      Grizzly Short Fund       S&P 500 Index      Russell 2000 Index
    ----      ------------------       -------------      ------------------
  6/19/00           $10,000               $10,000               $10,000
  9/30/00           $11,140                $9,696               $10,012
 12/31/00           $12,458                $8,938                $9,326
  3/31/01           $15,393                $7,880                $8,721
  6/30/01           $13,864                $8,341                $9,958
  9/30/01           $18,692                $7,118                $7,901

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. This chart assumes an initial gross investment of $10,000 made on 6/19/00 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30,  2001

ASSETS:
   Investments, at value
     (cost $1,339,841)                                             $ 1,339,841
   Cash                                                                149,706
   Receivable from broker for proceeds
     on securities sold short                                       20,339,113
   Deposit for short sales                                          16,619,475
   Receivable for investments sold                                   2,150,442
   Interest receivable                                                   3,308
   Receivable for fund shares sold                                     353,872
   Other assets                                                         65,650
                                                                   -----------
   Total Assets                                                     41,021,407
                                                                   -----------

LIABILITIES:
   Securities sold short, at market value
     (proceeds $19,755,264)                                         18,151,721
   Payable for investments purchased                                 2,617,031
   Payable for fund shares purchased                                   213,418
   Payable to Adviser                                                   21,059
   Dividends payable                                                     9,921
   Accrued expenses and other liabilities                               22,214
                                                                   -----------
   Total Liabilities                                                21,035,364
                                                                   -----------
NET ASSETS                                                         $19,986,043
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
   Capital  stock                                                  $16,704,148
   Accumulated undistributed
     net investment income                                               7,521
   Accumulated undistributed net
     realized gain on short positions                                1,670,831
   Net unrealized appreciation
     on short positions                                              1,603,543
                                                                   -----------
   Total Net Assets                                                $19,986,043
                                                                   -----------
                                                                   -----------
   Shares outstanding (250,000,000
     shares of $.0001 par value authorized)                          1,355,612
   Net Asset Value, Redemption Price
     and Offering Price Per Share                                       $14.74
                                                                        ------
                                                                        ------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
   Interest income                                                  $  373,829
                                                                    ----------
   Total investment income                                             373,829
                                                                    ----------

EXPENSES:
   Fund accounting fees and expenses                                    40,245
   Investment advisory fee                                              60,606
   Administration fee                                                   25,882
   Federal and state registration                                       20,773
   Transfer agent fees and expenses                                      3,625
   Reports to shareholders                                               9,406
   Shareholder servicing fees                                            4,848
   Professional fees                                                       319
   Custody fees                                                          1,338
   Other                                                                   249
   Directors' fees and expenses                                            382
                                                                    ----------
   Total expenses before reimbursement
     and dividends on short positions                                  167,673
   Less: Reimbursement from Adviser                                    (46,461)
                                                                    ----------
   Net expenses before dividends
     on short positions                                                121,212
   Dividends on short positions                                         22,481
                                                                    ----------
   Total expenses                                                      143,693
                                                                    ----------
NET INVESTMENT INCOME                                                  230,136
                                                                    ----------

REALIZED AND UNREALIZED
  GAINS ON SHORT POSITIONS:
   Net realized gain on short positions                              2,018,695
   Change in unrealized
     appreciation on short positions                                 1,433,684
                                                                    ----------
   Net realized and unrealized
     gains on short positions                                        3,452,379
                                                                    ----------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                   $3,682,515
                                                                    ----------
                                                                    ----------

                     See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          JUNE 19, 2000(1)<F1>
                                          YEAR ENDED             THROUGH
                                      SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                      ------------------   ------------------
OPERATIONS:
   Net investment income                  $   230,136          $   28,522
   Net realized gain on short positions     2,018,695              48,329
   Change in unrealized appreciation
     on short positions                     1,433,684             169,859
                                          -----------          ----------
   Net increase in net assets
     from operations                        3,682,515             246,710
                                          -----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                (224,403)            (26,734)
   From net realized gains                   (396,193)                 --
                                          -----------          ----------
   Total distributions                       (620,596)            (26,734)
                                          -----------          ----------

CAPITAL SHARE  TRANSACTIONS:
   Proceeds from shares sold               28,816,553           2,074,329
   Proceeds from shares issued to holders
     In reinvestment of dividends             537,561              25,458
   Cost of shares redeemed                (14,773,968)            (75,785)
                                          -----------          ----------
   Net increase in net assets from capital
     share transactions                    14,580,146           2,024,002
                                          -----------          ----------
TOTAL INCREASE IN NET ASSETS               17,642,065           2,243,978

NET ASSETS:
   Beginning of period                      2,343,978             100,000
                                          -----------          ----------
   End of period (including undistributed
     Net investment income of $7,521 and
     $1,788, respectively)                $19,986,043          $2,343,978
                                          -----------          ----------
                                          -----------          ----------

(1)<F1>  Commencement of operations.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                          June 19, 2000(1)<F2>
                                          Year ended               to
                                      September 30, 2001   September 30, 2000
                                      ------------------   ------------------
PER SHARE DATA:
Net asset value, beginning of period        $11.01               $10.00
                                            ------               ------

Income from investment operations:
   Net investment income(2)<F3>               0.58                 0.14
   Net realized and unrealized
     gains on short positions                 5.57                 1.00
                                            ------               ------
   Total from investment operations           6.15                 1.14
                                            ------               ------

Less distributions:
   From net investment income                (0.58)               (0.13)
   From net realized gains                   (1.84)                  --
                                            ------               ------
   Total distributions                       (2.42)               (0.13)
                                            ------               ------
Net asset value, end of period              $14.74               $11.01
                                            ------               ------
                                            ------               ------

Total return                                67.79%               11.40%(3)<F4>

Supplemental data and ratios:
   Net assets, end of period           $19,986,043           $2,343,978

Ratio of expenses to average net assets:
   Before expense reimbursement(5)<F6>       3.92%               16.28%(4)<F5>
   After expense reimbursement(5)<F6>        2.96%                2.75%(4)<F5>

Ratio of net investment income
  to average net assets:
   Before expense reimbursement(6)<F7>       3.79%               -5.00%(4)<F5>
   After expense reimbursement(6)<F7>        4.75%                8.53%(4)<F5>

Portfolio turnover rate(7)<F8>                  0%                   0%

(1)<F2>   Commencement of operations.
(2)<F3> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F4>   Not annualized.
(4)<F5>   Annualized.
(5)<F6>   The operating expense ratios include dividends on short positions.
          The before expense reimbursement and after expense reimbursement ratios excluding dividends on short positions were 3.46% and 2.50%, respectively, for the year ended September 30, 2001, and 16.03% and 2.50%, respectively, for the period ended September 30, 2000.
(6)<F7>   The net investment income ratios include dividends on short positions.
(7)<F8> The portfolio turnover ratios exclude purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30,  2001

PRINCIPAL                                                             MARKET
  AMOUNT                                                               VALUE
---------                                                             ------
             SHORT-TERM
               INVESTMENTS    6.70%+<F10>
 $303,837    American Family Financial
               Services, Inc., 2.3156%, #<F9>                       $  303,837
  558,473    Firstar Bank, 2.4163%, #<F9>                              558,473
  265,861    Wisconsin Corporate Central
               Credit Union, 2.3363%, #<F9>                            265,861
  211,670    Wisconsin Electric Power
               Company, 2.3156%, #<F9>                                 211,670
                                                                    ----------
             Total Short-Term
               Investments
               (Cost $1,339,841)                                     1,339,841
                                                                    ----------
             TOTAL INVESTMENTS    6.70%+<F10>
               (COST $1,339,841)                                    $1,339,841
                                                                    ----------
                                                                    ----------

 #<F9> Variable rate security. The rates listed are as of September 30, 2001. +<F10> Calculated as a percentage of net assets.

                     See notes to the financial statements.

SECURITIES SOLD SHORT
SEPTEMBER 30, 2001

  NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                             ------
            COMMON STOCKS
   7,500    Abbott Laboratories                                    $   388,875
   6,400    A.G. Edwards, Inc.                                         224,704
   8,600    Anheuser-Busch
              Companies, Inc.                                          360,168
  11,300    Arrow Electronics, Inc.                                    235,718
  24,900    AT&T Wireless Services Inc.                                372,006
   5,600    Avocent Corporation                                         83,328
  13,500    AVX Corporation                                            219,645
   9,100    BellSouth Corporation                                      378,105
   6,600    Biogen, Inc.                                               366,828
   9,700    Campbell Soup Company                                      271,600
  13,600    Catalina Marketing
              Corporation                                              380,800
   5,500    Cephalon, Inc.                                             274,340
   4,100    China Mobile (Hong Kong)
              Limited ADR                                               65,805
  12,100    Citizens Communications
              Company                                                  113,740
   2,700    Clear Channel
              Communications, Inc.                                     107,325
  24,800    Coca-Cola Enterprises, Inc.                                380,432
  23,700    Conexant Systems, Inc.                                     196,710
  12,800    DoubleClick Inc.                                            72,960
   4,700    Dow Jones & Company, Inc.                                  213,521
  16,600    EchoStar Communications
              Corporation                                              386,282
   7,900    Electronic Arts Inc.                                       360,793
   2,100    Emerson Electric Co.                                        98,826
  14,400    Fairchild Semiconductor
              Corporation - Class A                                    231,120
   8,600    FedEx Corp.                                                316,050
   5,300    Flextronics International Ltd.                              87,662
   2,600    General Electric Company                                    96,720
  13,900    Georgia-Pacific Group                                      400,181
   4,100    Great Lakes Chemical
              Corporation                                               90,610
   6,700    Hispanic Broadcasting
              Corporation                                              107,870
   9,800    International Paper Company                                341,040
  23,200    Jabil Circuit, Inc.                                        415,280
  15,700    Knight Trading Group, Inc.                                 121,047
   6,700    Knight-Ridder, Inc.                                        374,195
   3,400    Lamar Advertising Company                                  103,088
   7,800    Lehman Brothers
              Holdings Inc.                                            443,430
  33,600    Liberty Media Corporation                                  426,720
   8,900    Manpower Inc.                                              234,337
   6,500    Maxim Intergrated
              Products, Inc.                                           227,110
   2,400    Merrill Lynch & Co., Inc.                                   97,440
  18,800    Micrel, Incorporated                                       374,872
   4,300    Microsoft Corporation                                      220,031
   3,800    Molex Incorporated                                         106,818
  20,500    Nasdaq-100 Index
              Tracking Stock                                           594,090
  11,700    Neuberger Berman Inc.                                      408,096
   8,200    NIKE, Inc. - Class B                                       383,842
   3,400    Omnicom Group Inc.                                         220,660
  14,700    PerkinElmer, Inc.                                          385,728
   7,400    Plexus Corp.                                               174,492
  15,200    Polycom, Inc.                                              370,424
  11,100    Priority Healthcare
              Corporation - Class B                                    266,400
   5,000    Robert Half International Inc.                             100,050
  15,700    Sabre Holdings Corporation                                 419,818
   5,200    Sanmina Corporation                                         70,616
   4,700    SBA Communications
              Corporation                                               62,745
   9,600    Scholastic Corporation                                     417,600
   8,500    SonicWALL, Inc.                                            100,980
   9,900    TeleCorp PCS, Inc. - Class A                               109,395
   3,900    Telephone and Data
              Systems, Inc.                                            367,770
   3,800    Thermo Electron Corporation                                 68,590
  15,400    The Titan Corporation                                      301,840
   9,500    Tribune Company                                            298,300
  19,900    USA Networks, Inc.                                         357,802
   3,600    VeriSign, Inc.                                             150,840
   7,600    Verizon Communications Inc.                                411,236
   3,200    Viacom Inc. - Class B                                      110,400
  11,700    Walgreen Co.                                               402,831
  13,700    Waters Corporation                                         490,049
   7,300    Watson Pharmaceuticals, Inc.                               399,383
   3,400    Western Wireless
              Corporation - Class A                                    114,852
   6,000    Zebra Technologies
              Corporation - Class A                                    224,760
                                                                   -----------
            TOTAL SECURITIES
              SOLD SHORT
              (PROCEEDS $19,755,264)                               $18,151,721
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT
     ACCOUNTING POLICIES

     Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Grizzly Short Fund (the "Fund") is one of three series of the Company. The investment objective of the Fund is capital appreciation. However, as its principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets. The Fund commenced operations on June 19, 2000.

     During the period prior to commencement of Fund operations, the Investment Adviser reimbursed the Fund for organizational expenses of $18,519.

     The following is a summary of significant accounting policies consistently followed by the Fund.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities, which are listed on an exchange but which are not traded on the valuation date, are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

     b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     d) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Short Positions - For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

          The Fund's receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for proceeds on securities sold short.

     f) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.
          Discounts and premiums on bonds are amortized over the life of the respective bond.

     g) Expenses - During the fiscal year ended September 30, 2001, the method of allocating expenses between the three series of the Company changed for the "supporting" expenses of the Company (i.e., director's fees and expenses, insurance expense, legal expense, etc.) The method changed from one that evenly divided the expenses between the three series, to a method which allocates the expenses amongst the three series based on the relative net asset value of the individual series.

2.   CAPITAL SHARE  TRANSACTIONS

     Transactions in shares of the Fund were as follows:

                                                                JUNE 19, 2000
                                              YEAR ENDED              TO
                                            SEPT. 30, 2001      SEPT. 30, 2000
                                            --------------      --------------
     Shares sold                               2,277,527            207,985
     Shares issued to
       holders in
       reinvestment
       of dividends                               51,238              2,346
     Shares redeemed                          (1,185,985)            (7,499)
                                              ----------            -------
     Net increase                              1,142,780            202,832
                                              ----------            -------
                                              ----------            -------

3.   INVESTMENT TRANSACTIONS

     The Fund did not make any purchases or sales of investments, other than short-term investments and short positions, for the year ended September 30, 2001.

     At September 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes was $0.

     At September 30, 2001, the cost of investments, excluding short positions, for federal income tax purposes was $1,339,841.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Leuthold Weeden Capital Management, LLC. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

     The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends on short positions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 2.50% of the net assets of the Fund, computed on a daily basis. Accordingly, for the year ended September 30, 2001, the Investment Adviser waived advisory fees and reimbursed other expenses in the amount of $46,461. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

                YEAR OF EXPIRATION            RECOVERABLE AMOUNT
                ------------------            ------------------
                     9/30/03                       $63,761
                     9/30/04                       $46,461

     Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

     For the year ended September 30, 2001, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $79,917 of brokerage commissions.

5.   NEW ACCOUNTING PRONOUNCEMENT

     In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The Fund will adopt the new guide on October 1, 2001. The revised guide will require various changes to financial statement disclosures. The guide will also require that a fund amortize premium and accrete discounts on all fixed-income securities and classify as interest income gains and losses on paydowns on mortgage-backed securities. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gains and losses. The impact of adopting this change did not have a material impact on the Fund's financial statements at October 1, 2001.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF LEUTHOLD FUNDS, INC.
AND THE SHAREHOLDERS OF THE GRIZZLY SHORT FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leuthold Funds, Inc.' s (a Maryland corporation) Grizzly Short Fund as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from inception on June 19, 2000 through September 30, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Grizzly Short Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from inception on June 19, 2000 through September 30, 2000, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
October 25, 2001

(GRIZZLY SHORT FUND LOGO)

INVESTMENT ADVISER:
  Leuthold Weeden Capital
      Management, LLC, Minnesota

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  Firstar Mutual Fund Services, LLC,
      Wisconsin

CUSTODIAN:
  Firstar Bank, N.A., Ohio

COUNSEL:
  Foley & Lardner, Wisconsin

INDEPENDENT PUBLIC ACCOUNTANTS:
  Arthur Andersen LLP, Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.